                                                       SECURITIES AND EXCHANGE COMMISSION
                                                                 Washington, D.C. 20549

                                                               -------------------------------

                                                                        FORM 8-K

                                                                     CURRENT REPORT

                                                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                                                           SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2008

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE                   0-24249                     22-2919486
(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)            File Number)              Identification No.)

Saddle River Executive Centre
1 Route 17 South,
Saddle River, NJ 07458
(Address of principal executive offices and zip Code)

                                                                         (201) 258-8450
                                                   Registrant's telephone number, including area code:

                                           ---------------------------------------------------------------------------
                                              (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 12, 2008, PDI, Inc. issued a press release announcing its results of operations and financial condition for the three months and fiscal year ended December 31, 2007.  The full text of the press release is set forth as Exhibit 99.1 attached hereto and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)              Exhibits

99.1	Press Release dated March 12, 2008.

                                  * * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

 By: /s/ Michael J. Marquard
------------------------------------
Michael J. Marquard
Chief Executive Officer

Date: March 12, 2008

EXHIBIT INDEX

Exhibit No.                                                      Description
___________                                                      ____________

99.1                                                      Press Release dated March 12, 2008

EXHIBIT 99.1